Exhibit 10.8

First Amendment to the January S, 2015, License Agreement between
AROG Pharmaceuticals, Inc. and Videra Pharmaceuticals, LLC

This Amendment (“Amendment”), dated June 22, 2018, (the “Amendment Effective Date”) is made by and between AROG Pharmaceuticals, Inc., (hereinafter referred to as “Company”), with a place of business at 5420 LBJ Freeway, Ste. 410, Dallas, Texas 75240, United States, and Videra Pharmaceuticals, LLC (hereinafter referred to as “Licensee”), with a place of business at 5420 LBJ Freeway, Suite 410, Dallas, TX 75240, United States. Company and Licensee are each individually referred to herein as a “Party” and collectively as the “Parties.”

WHEREAS, Company and Licensee entered into a License Agreement effective January 5, 2015 (the “Agreement”);

WHEREAS, the Agreement concerns Licensee’s desire to obtain from Company an exclusive license under certain patents, know-how and other intellectual property owned by or licensed to Company; and

WHEREAS, the Parties wish to amend this Agreement to clarify the intent of the original license granted to Licensee.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment and in the Agreement, and other good and valuable consideration which is hereby acknowledged, the Parties agree to amend the Agreement as follows:

1.	Section 2.l(b) Licenses to Licensee, shall be deleted in its entirety and replaced with the following:

“a non-exclusive, royalty-bearing, sublicensable (subject to Section 2.3) license, under the Company Patents and the Company Know-How , to research, develop , use, sell, offer for sale, import, make, and have made Licensee Products in the Territory (other than Lead Company Product in the Company Primary Field).”

Except as modified herein, the Agreement, remains in full force and effect and is hereby incorporated by this reference. Capitalized terms not otherwise defined herein shall have the meanings contained in the Agreement.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

AROG Pharmaceuticals, Inc.		Videra Pharmaceuticals, LLC

By:	/s/ Edward McDonald	By:	/s/ Vinay Jain, M.D.

Name:	Edward McDonald	Name:	Vinay Jain, M.D.

Title:	Sr. Corporate Counsel	Title:	Manager

Date:	22 - June – 2018	Date:	June 22 2018

AROG.Videra-Amendment to License Agreement
22 June 2018
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